UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 14, 2016

COWEN GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34516	27-0423711
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
599 Lexington Avenue
New York, NY 10022
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (212) 845-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.    Submission of Matters to a Vote of Security Holders.

At the Company’s Annual Meeting held on June 14, 2016, stockholders voted on the election of Directors to the Board, the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the 2016 fiscal year, an advisory vote to approve the compensation of named executive officers and an amendment of the Amended and Restated Certificate of Incorporation of Cowen Group, Inc. to effect a 1-for-4 reverse stock split of the Company’s common stock. The holders of 89,174,363 shares of Class A common stock, or approximately 83.98% of the eligible voting shares, were represented at the meeting in person or by proxy.

All nominees for election to the Board were elected for a term that will continue until the next annual meeting of stockholders or until the director’s successor has been duly elected and qualified (or the director’s earlier resignation, death or removal). The Company’s independent inspector of election reported the final vote of the stockholders as follows:

Name	Votes For	Authority Withheld

Peter A. Cohen	68,578,514	2,342,966
Katherine E. Dietze	68,994,485	1,926,995
Steven Kotler	68,977,915	1,943,565
Jerome S. Markowitz	69,079,008	1,842,472
Jack H. Nusbaum	62,711,560	8,209,920
Douglas A. Rediker	69,102,317	1,819,163
Jeffrey M. Solomon	67,349,633	3,571,847
Joseph R. Wright	69,147,031	1,774,449

Broker non-votes for each director totaled 18,252,883.

The stockholders’ vote ratified the appointment of the independent auditor. The Company’s independent inspector of election reported the final vote of the stockholders as follows:

	For	Against	Abstain	Broker Non-Vote
Ratification of PricewaterhouseCoopers LLP as the Independent Registered Public Accounting Firm for the Year Ending December 31, 2016	87,357,542	1,782,036	34,785	0

The stockholders’ advisory vote approved the compensation of the named executive officers. The Company’s independent inspector of election reported the final vote of the stockholders as follows:

	For	Against	Abstain	Broker Non-Vote
Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers	68,909,698	1,974,966	36,816	18,252,883

The stockholders’ vote approved the amendment of the Amended and Restated Certificate of Incorporation of Cowen Group, Inc. to effect a 1-for-4 reverse stock split of the Company’s common stock. The Company’s independent inspector of election reported the final vote of the stockholders as follows:

	For	Against	Abstain	Broker Non-Vote
Approval of the Amendment of the Amended and Restated Certificate of Incorporation of Cowen Group, Inc. to effect a 1-for-4 Reverse Stock Split of the Company’s Common Stock	86,651,412	2,477,129	45,822	0

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COWEN GROUP, INC.

Dated: June 14, 2016        By: _/s/ Owen S. Littman
Name:    Owen S. Littman
Title:     General Counsel